EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion of our audit report dated June 12, 2001 with respect to the financial statements of Hyperstealth Biotechnology Corp. as of March 31, 2001 and 2000.

/s/  Lemieux  Deck  Millard  Bond
August  9,  2001